UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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ENERGY FOCUS, INC.

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ENERGY FOCUS, INC. 32000 AURORA ROAD, SUITE B SOLON, OHIO 44139 April 28, 2024 Dear Stockholder: You are cordially invited to this year’s Annual Meeting of Stockholders (the “Annual Meeting”), which will be held virtually on Wednesday, June 12, 2024, at 9:00 A.M., Eastern Time. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/EFOI2024, where you will be able to listen to and participate during the live meeting, submit questions, and vote online. We believe that a virtual stockholder meeting will provide greater access to those who may want to attend, and therefore have chosen to conduct a virtual meeting rather than an in-person meeting. Because the Annual Meeting is virtual and being conducted electronically, stockholders cannot attend the Annual Meeting in person. We are providing our proxy materials to our stockholders over the Internet. This reduces our environmental impact and our costs while ensuring our stockholders have timely access to this important information. Accordingly, stockholders of record at the close of business on April 15, 2024, will receive a Notice of Internet Availability of Proxy Materials with details on accessing these materials. Beneficial owners of our common stock at the close of business on April 15, 2024 will receive separate notices on behalf of their brokers, banks or other intermediaries through which they hold shares. Your vote is important. Whether or not you plan to participate in the Annual Meeting, I hope that you will vote as soon as possible. Please review the instructions to each of your voting options described in the accompanying Proxy Statement. Please also note that if you hold your shares in “street name” through a bank or broker, that custodian cannot vote your shares on any non-routine matters without your specific instructions. Thank you for your ongoing support of, and continued interest in, Energy Focus, Inc. Very truly yours, /s/ Jay Huang Jay Huang Chief Executive Officer

ENERGY FOCUS, INC. 32000 AURORA ROAD, SUITE B SOLON, OHIO 44139 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 12, 2024 TO STOCKHOLDERS: NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Energy Focus, Inc. (the “Company”) for the fiscal year ended December 31, 2023 will be held virtually on Wednesday, June 12, 2024, at 9:00 A.M., Eastern Time. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/EFOI2024, where you will be able to listen to and participate during the live meeting, submit questions, and vote online. Because the Annual Meeting is virtual and being conducted electronically, stockholders cannot attend the Annual Meeting in person. The Annual Meeting is being held for the following purposes: 1. To elect seven directors to serve until the next annual meeting or until their successors are elected and appointed, the nominees for which are as follows: Kin-Fu Chen, Jay (Chiao -Chieh) Huang, Gina (Mei -Yun) Huang, Wen-Jeng Chang, Shou-Jang Lee, Chao-Jen Huang, Wen-Cheng Chen; 2. To ratify the appointment of GBQ Partners LLC as the Company's independent registered public accounting firm for the year ending December 31, 2024. 3. To approve the Amendment No.1 to the Company’s Amended and Restated 2020 Stock Incentive Plan, to increase shares thereunder by 200,000 shares of common stock. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 15, 2024 are entitled to notice of and to vote during the Annual Meeting and any adjournments or postponements thereof. Most stockholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you. Your vote by proxy will ensure your representation at the Annual Meeting, regardless of whether you attend the meeting or not. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares at the virtual meeting. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2024: This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at: http://www.proxyvote.com. BY ORDER OF THE BOARD OF DIRECTORS /s/ Kin Fu Chen Kin Fu Chen Chairman of the Board Solon, Ohio April 28, 2024

TABLE OF CONTENTS INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXIES................................................................................ 1 PROPOSAL NO. 1: ELECTION OF DIRECTORS .................................................................................................................................... 5 PROPOSAL NO. 2: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM RATIFICATION PROPOSAL .................. 14 PROPOSAL NO. 3 ........................................................................................................................................................................................ 16 EXECUTIVE COMPENSATION AND OTHER INFORMATION ........................................................................................................ 17 DIRECTOR COMPENSATION ................................................................................................................................................................. 24 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS: ...................................................................................................... 25 DELINQUENT SECTION 16(a) REPORTS .............................................................................................................................................. 26 AUDIT COMMITTEE REPORT ............................................................................................................................................................... 27 STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING ............................................................................................... 27 HOUSEHOLDING INFORMATION ......................................................................................................................................................... 28 OTHER MATTERS ..................................................................................................................................................................................... 28 ANNUAL REPORT ON FORM 10-K ......................................................................................................................................................... 28 APPENDIX A ................................................................................................................................................................................................ 29

1 PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS ENERGY FOCUS, INC. 32000 AURORA ROAD, SUITE B SOLON, OHIO 44139 INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXIES General The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Energy Focus, Inc., a Delaware corporation (“Energy Focus,” “we,” “our,” “us” or the “Company”), for use during the Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on Wednesday, June 12, 2024, at 9:00 A.M., Eastern Time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/EFOI2024, where you will be able to listen to and participate during the live meeting, submit questions, and vote online. The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, by mail, or by email. No additional compensation will be given to employees or directors for such solicitation. The Company will request brokers and nominees who hold shares of common stock in their names to furnish proxy materials to the beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 12, 2024 This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at: http://www.proxyvote.com. In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials over the Internet to our stockholders rather than in paper form, which reduces the environmental impact of our Annual Meeting and our costs. Accordingly, if you are a stockholder of record, a one-page Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) was mailed to you on or about May 1, 2023. Stockholders of record may access the proxy materials on the website listed above or request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting site. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it. If you are a beneficial owner, you did not receive a Notice of Internet Availability directly from us, but your broker, bank or other intermediary forwarded you a notice with instructions on accessing our proxy materials and directing that organization how to vote your shares, as well as other options that may be available to you for receiving our proxy materials.

2 Record Date and Share Ownership Only stockholders of record at the close of business on April 15, 2024 (the “Record Date”) will be entitled to notice of and to vote during the Annual Meeting and any adjournments or postponements thereof. The Company had 19,243,610 shares of common stock and 876,447 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), issued and outstanding as of the Record Date. Proposals to be Voted Upon You are being asked to vote on the following matters at the Annual Meeting: The Annual Meeting is being held for the following purposes: 1. To elect seven directors to serve until the next annual meeting or until their successors are elected and appointed, the nominees for which are as follows: Kin-Fu Chen, Jay (Chiao -Chieh) Huang, Gina (Mei -Yun) Huang, Wen-Jeng Chang, Shou-Jang Lee, Chao-Jen Huang, Wen-Cheng Chen; 2. To ratify the appointment of GBQ Partners LLC as the Company's independent registered public accounting firm for the year ending December 31, 2024. 3. To approve the Amendment No.1 to the Company’s Amended and Restated 2020 Stock Incentive Plan, to increase shares thereunder by 200,000 shares of common stock. 4. To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. Voting You may vote by proxy via phone, fax, internet and mail by following the instructions provided in the proxy materials mailed to you or your household. You may submit your vote over the Internet or mail until 11:59 p.m. E.T., June 11, 2024. The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the director nominees to our Board of Directors; FOR the ratification of the independent registered public accounting firm; and FOR the approval of the Amendment No.1 to the Company’s Amended and Restated 2020 Stock Incentive Plan, In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. On each matter to be voted on at the Annual Meeting, each share of our outstanding stock held of record as of the Record Date shall be entitled to the following votes: Class of Stock Votes Per Share Common Stock 1 Series A Preferred Stock 0.11074 Each share of Series A Preferred Stock is convertible into 0.20 of a share of common stock. Pursuant to the Series A Certificate of Designation, each holder of outstanding shares of Series A Preferred Stock is entitled to vote with holders of outstanding shares of our common stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company for their action or consideration, except as provided by law. In any such vote, each share of Series A Preferred Stock shall be entitled to a number of votes equal to 55.37% of the number of shares of common stock into which such share of Series A Preferred Stock is convertible. As a result, each share of Series A Preferred Stock is entitled to 0.11074 votes on each matter to be voted on at the Annual Meeting.

3 The presence at the Annual Meeting of a majority in voting power of all issued and outstanding stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum. Stockholders attending the meeting virtually shall be deemed present in person and permitted to vote at the Annual Meeting. Should you submit a proxy or voter instructions, even though you abstain as to one or more proposals, or you are not present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present. Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Assuming a quorum is present, a plurality of the votes cast at the Annual Meeting by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the independent director nominees. Shares which abstain or which are withheld from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions, withheld votes, and “broker non-votes” will have no effect on the voting on matters that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter. If you are a beneficial owner of shares that are held in “street name” (meaning a broker, trustee, bank or other nominee holds shares on your behalf), you will need to instruct your broker as to how to vote your shares on the Director Election Proposal, the Stock Incentive Plan Proposal, which are the non-routine proposals presented in this Proxy Statement. Failure to do so will result in a “broker non-vote” with respect to each such proposal because a broker will not have discretion to vote on your behalf with respect to such matter during the Annual Meeting. By contrast, the Independent Registered Accounting Firm Ratification Proposal is a routine proposal, and brokers will have discretion to vote on your behalf with respect to such matter at the Annual Meeting if you do not instruct your broker as to how to vote your shares. Consequently, the Company expects that there will not be any broker non-votes with respect to the Independent Registered Accounting Firm Ratification Proposal and that any valid proxies received by the Company (and not revoked) will be included in the calculation of whether a quorum is present during the Annual Meeting, notwithstanding that the proxy may be marked as broker non-votes with respect to the other proposals. Any valid proxies received by the Company (and not revoked) marked as abstentions will also be included in the calculation of whether a quorum is present during the Annual Meeting. The following describes the vote required to elect directors and to adopt each other proposal, and the manner in which votes will be counted: 1. Director Election Proposal. The seven nominees receiving the greatest number of votes “For” election will be elected as directors. If you do not vote for a particular director nominee, or if you indicate “withhold authority” for a particular nominee on your proxy form, your vote will not have an effect on the outcome of the election of directors. Broker non-votes also will not have an effect on the outcome of the election of directors. 2. Independent Registered Public Accounting Firm Ratification Proposal. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the Independent Registered Public Accounting Firm Ratification Proposal is required to approve the Independent Registered Public Accounting Firm Ratification Proposal. Nasdaq rules permit brokers to vote uninstructed shares at their discretion on this proposal, so broker non-votes are not expected for this proposal. Abstentions will have the same effect as a vote against this proposal. 3. Stock Incentive Plan Proposal. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote for the approval of the amendment to the No.1 Company’s

4 2020 Amended and Restated Stock Incentive Plan is required. If you do not vote for such amendment, your vote will not have an effect on the outcome of the amendment. Broker non-votes also will not have an effect on the outcome of the amendment. 4. The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted during the Annual Meeting. Where such proxies specify a choice with respect to the proposal, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned signed and dated but is not marked will be voted as follows: • “For All” of the nominees for director listed in this Proxy Statement; • “For” the Independent Registered Public Accounting Firm Ratification Proposal; • “For” Stock Incentive Plan Proposal; and Revocability of Proxies Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use, either by delivering a written notice of revocation or a duly executed proxy bearing a later date to Energy Focus, Inc., Attention: Corporate Secretary, 32000 Aurora Road, Suite B, Solon, Ohio 44139, or by participating in the virtual Annual Meeting and voting electronically. If a proxy is properly signed and dated and not properly revoked, the shares it represents will be voted in accordance with the instructions of the stockholder. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke your proxy or vote during the Annual Meeting, you must follow the instructions provided to you by the record holder and/or obtain from the record holder a legal proxy issued in your name. Participation in the Annual Meeting by a beneficial owner of shares that are held in “street name” will not, by itself, revoke a proxy. Virtual Stockholder Meeting The Annual Meeting will be conducted exclusively online via live webcast, allowing all of our stockholders the option to participate in the live, online meeting from any location convenient to them, providing stockholder access to our Board and management, and enhancing participation. Persons who held our stock at the close of business on the Record Date may attend, vote and ask questions at the Annual Meeting by following the instructions provided. The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/EFOI2024. We encourage you to access the Annual Meeting before the start time of 9:00 a.m., Eastern Time, on June 12, 2024. Please allow ample time for online check-in, which will begin at 8:45 a.m., Eastern Time, on June 12, 2024. Stockholders who participate in, and vote electronically at, the virtual Annual Meeting by way of the website above will be deemed to be “present in person,” as such term is used in this Proxy Statement, including for purposes of determining a quorum and counting votes.

5 PROPOSAL NO. 1: ELECTION OF DIRECTORS Nominees The Company’s Bylaws provide that the number of directors of the Company shall be no less than five and no more than nine, with the exact number within such range to be fixed by our Board. The size of our Board is currently set at eight members. Upon the recommendation of the Nominating and Corporate Governance Committee of our Board (the “Nominating and Corporate Governance Committee”), the Board has nominated the seven nominees listed below. Of these directors, Mr. Huang and Mr. Chang were appointed in connection with an investment agreement between the Company and certain purchasers associated with Sander Electronics, Inc. (“Sander Electronics”). See “Certain Relationships and Related Transactions” below. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxy holders will vote in favor of the remainder of those nominated and for such substituted nominees, if any, as shall be designated by our Board. Please note that if the candidacy of one or more nominees should be withdrawn, the Board may reduce the number of directors to be elected at that time. Our Board has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected. Set forth below for each of the nominees is certain biographical information and their age as of the Record Date: Name Age Director Since Background Kin-Fu Chen 60 2023 Kin-Fu Chen, age 60, has founded and managed successful real estate and investment companies, including Yun Fu Yu Co. Ltd., which he has been President of since 2008. Mr. Chen has also established and operated multiple industrial companies and tourism hotels, demonstrating strong leadership, financial acumen, and strategic decision-making skills. He served as a board member for Taiwan’s largest private school. Mr. Chen contributed to strategic planning, governance, and policy development, and collaborated with fellow board members to ensure the school’s growth and success. In working with the Taiwanese government, Mr. Chen has assisted in legislative affairs, including drafting bills, conducting research, and acted as a contact point between the Taiwanese government and the U.S. Congress. He is experienced in facilitating communication and collaborations between legislators and stakeholders. Mr. Chen holds a Master of Diplomacy from National Chengchi University. Our Board believes that Kin-Fu Chen's extensive experience in founding and managing successful real estate and investment companies, along with his demonstrated leadership in various industries, uniquely qualify him to serve as a Board member. With a proven track record in strategic decision-making, financial acumen, and governance, Mr. Chen brings invaluable expertise to our Board. His contributions to the growth and success of Taiwan's largest private school, as well as his involvement in legislative affairs and facilitation of communication between government entities, highlight his commitment to effective governance and collaboration. Mr. Chen's academic background, including a Master of Diplomacy from National Chengchi University, further enhances his qualifications to contribute meaningfully to our organization.

Name	Age	Director Since	Background
Jay (Chiao Chieh) Huang	49	2023	Mr. Huang has served as a member of our Board since January 2023. Mr. Huang has served as President of Sander Electronics since 2015, and after holding positions of increasing responsibility since 1997. As an innovative entrepreneur, Mr. Huang has more than 20 years of experience with engineering and management in the LED lighting industry, and he holds over 50 electronic and lighting related patents, including for commercial buildings, signage, and medical use. In recent years, Mr. Huang has devoted himself to the development of green energy-related products. In addition to assisting in the development of energy solutions and energy storage, he has also assisted several collaborating companies to establish a sustainable governance system. Mr. Huang graduated from St. John's University with outstanding achievements from the Department of Electrical Engineering, where he specialized in microelectronic circuits, computer structure, engineering mathematics, microcomputer applications, system programming, interfacing technology, and electronic manufacturing. Our Board believes Mr. Huang's extensive tenure as President of Sander Electronics, coupled with his distinguished service on our Board since January 2023, uniquely qualifies him to serve as a Board member. With over 20 years of leadership in the LED lighting industry and over 50 patents showcasing his innovative spirit, Mr. Huang brings invaluable expertise in engineering, management, and entrepreneurship to our Board.
Gina (Mei Yun) Huang	61	2020	Ms. Huang has served as a member of our Board since January 2020. She is the Founder and since January 1994, has been Honorary Chairwoman of Ti Town Technology Limited, an advanced industrial and mechanical equipment manufacturer based in Taiwan that specializes in the design, production, marketing and sales of corrosion-resistant pumps and motors, advanced filters and specialty alloys for semiconductor, electronic and chemical manufacturing industries, with offices across Asia and sales across the world. Since February 1996, Ms. Huang has also been the Founder and Chairwoman of Da Fa Industrial Limited, an investment company focusing on the global mining sector, Ms. Huang has founded each of Brilliant Start Limited and Jag International Limited, both investment companies focusing on technologies and special situations. Brilliant Start Limited and Jag International Limited were both founded in 2012, and Ms. Huang has served as Chairwoman of each since they were founded. Ms. Huang is a significant stockholder in the Company. Ms. Huang received a B.A. degree in Textile Design from Vanung University in Taiwan. Our Board believes Ms. Huang's experience in manufacturing and her contacts with manufacturers in Asia as well as her significant investment in the Company qualify her to serve as a Board member.

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7 Name Age Director Since Background Wen-Jeng Chang 60 2023 Mr. Chang is an experienced finance executive and mergers & acquisition specialist. Mr. Chang has served in Yuanta Commercial Bank for 25 years, including as the Chief Representative of the Hong Kong representative office, Vice President of the offshore banking branch and the Director of the international business division of Yuanta Commercial Bank. Mr. Chang holds a bachelor’s degree of diplomacy from National Cheng Chi University and a MBA degree from George Washington University. Mr. Chang also holds advanced certifications in corporate governance, sustainability accounting, cybersecurity, and resilience. He is currently a director of Formosa Hotel Co. Ltd. and previously served as a member of the board directors of the Yuanta Savings Bank Philippines, Inc. Our Board believes Mr. Chang’s strong financial expertise and mergers and acquisitions experience qualify him to serve as a Board member. Shou-Jang Lee 60 2023 Dr. Shou-Jang Lee, age 59, is a published author and contributor to prominent publications in the field of finance and economics. Dr. Lee previously served as a board member of CPE Co., a fuel storage and transporting company, affiliate with the China Petroleum CPC Corporation, Taiwan. He has held key positions in public administration including serving as the General Director of Planning Department within the Yilan County Government, and Secretary to the County Mayor of Yilan County. He is an accomplished financial journalist with expertise in economic and political news coverage and he is recognized as a member of Taiwan’s prestigious national think tank. His leadership and management in public administration has expanded the business and gross income for tourism, manufacturing plants, and agriculture for Yilan county. He is also one of the key persons for developing the newly established Yilan Science Park, while also serving as a trusted advisor to high-ranking government officials and executives in the energy industry. Mr. Lee holds a Ph.D. in Economic Policy from National Chengchi University. Our Board believes that Dr. Shou-Jang Lee's extensive expertise in finance and economics, coupled with his experience in public administration and strategic leadership, uniquely qualify him to serve as a Board member. As a published author and contributor to prominent publications, Dr. Lee brings a wealth of knowledge and insight to our organization. His tenure as a board member of CPE Co. and his key roles in public administration highlight his ability to navigate complex business environments and drive growth.

Name	Age	Director Since	Background
Chao-Jen Huang	61	2023	Dr. Chao-Jen Huang is currently Director of Virtual Integrated Business Center, Policy & Economic Alliance Caring of Earth (PEACE) for establishing international collaboration platforms for global resilience and sustainability. From 2013 to 2021, Dr. Huang acted as the director general and distinguished research fellow of Commerce Development Research Institute in Taiwan. In January 2008, Dr. Huang was promoted to director general of the Taiwan Institute of Economic Research and continued to promote economic affairs and cooperation for public and private sectors where he remained until 2011. In February 2005, he became deputy director of the Institute, primarily responsible for Taiwan free trade agreement study, national southbound policy, cross-strait economic cooperation, and Taiwan-Central America comprehensive economic cooperation. From July 1998 to January 2005, Dr. Huang worked as an associate research fellow at the Taiwan Institute of Economic Research, in charge of Taiwan free trade agreement study, national southbound policy and establishing regular economic forums between Taiwan and other nations. From January 1991 to July 1992, Dr. Huang served as senior staff at the Ministry of Foreign Affairs of Taiwan, where he was responsible for Taiwan-United States diplomatic and business exchanges, and economic and trade negotiations and affairs. Our Board believes that Dr. Chao-Jen Huang's extensive experience as Director of Virtual Integrated Business Center at PEACE, coupled with his previous roles as director general of the Commerce Development Research Institute and the Taiwan Institute of Economic Research, uniquely qualify him to serve as a Board member.
Wen-Cheng Chen	65	New	Wen-Cheng Chen, aged 65, holds a Ph.D. in Economics from NanKai University and a Master of Accountancy from The George Washington University, coupled with CPA certification. With over two decades of extensive experience in financial management, investment, and internal control, the candidate has established a remarkable career trajectory. Highlights include serving as Chief Auditor at Tidehold Development Co., Ltd., where he spearheaded the establishment of a robust internal control system, ensuring regulatory compliance and enhancing operational efficiency. Additionally, their tenure as Vice President at Sunny Bank involved comprehensive financial management, spanning securities investment, liquidity management, and product development. Notably, at KBC Concord Asset Management Co., Ltd., he played a pivotal role in establishing the organization, overseeing regulatory compliance, and facilitating successful fundraising initiatives. Throughout his career, he has contributed articles to esteemed publications and delivered lectures on various financial topics, showcasing their expertise and commitment to advancing industry knowledge. Our Board believes that Wen-Cheng Chen's exceptional qualifications, including a Ph.D. in Economics and CPA certification, along with over two decades of extensive experience in financial management and investment, uniquely qualify him to serve as a Board member.

Nasdaq Board Diversity Rules

On August 6, 2021, the SEC approved new Nasdaq Rules concerning board diversity. The new Nasdaq Rules require each Nasdaq-listed company to either have a diverse board or explain why it does not and to disclose its board diversity on an annual basis.

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9 We currently meet Nasdaq’s diversity requirement. The Board diversity matrix below presents the Board’s diversity statistics as required by Nasdaq Rules: Board Diversity Matrix (As of March 31, 2024*) Male Female Total Number of Directors 7 Part I: Gender Identity Number of Directors Based on Gender Identity 6 1 Part II: Demographic Background Asian 6 1 *Based on self-identified diversity characteristics Board of Directors Recommendation OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE. Executive Officers The following table sets forth certain information about the executive officers of the Company as of the Record Date. There are no family relationships among any of our directors and executive officers. For biographical information regarding our executive officers, see the discussion under “Biographical Information” below. Name Position Jay (Chiao Chieh) Huang Chief Executive Officer Randy Gianas Senior Vice President Biographical Information Jay Huang Mr. Huang has served as a member of our Board since January 2023. Mr. Huang has served as President of Sander Electronics since 2015, and after holding positions of increasing responsibility since 1997. As an innovative entrepreneur, Mr. Huang has more than 20 years of experience with engineering and management in the LED lighting industry, and he holds over 50 electronic and lighting related patents, including for commercial buildings, signage, and medical use. In recent years, Mr. Huang has devoted himself to the development of green energy-related products. In addition to assisting in the development of energy solutions and energy storage, he has also assisted several collaborating companies to establish a sustainable governance system. Mr. Huang graduated from St. John’s University with outstanding achievements from the Department of Electrical Engineering, where he specialized in microelectronic circuits, computer structure, engineering mathematics, microcomputer applications, system programming, interfacing technology, and electronic manufacturing. Randy Gianas Mr. Gianas joined Energy Focus in October 2020 and is the Vice President of Engineering. From 2019 to 2020, Mr. Gianas served as the President of North Coast Engineered Products and was previously in engineering roles at Kichler Lighting from 2011 to 2018. He has over 10 years of engineering experience for lighting and technology companies. Mr. Gianas received his Bachelor of Science degree in Mechanical Engineering from the Cleveland State University.

10 Corporate Governance Director Independence Our Board has determined that each of the following current directors and nominees is “independent” within the meaning of the Nasdaq Marketplace Rules: Kin-Fu Chen Gina (Mei -Yun) Huang Wen-Jeng Chang Chao-Jen Huang Wen-Cheng Chen; In this Proxy Statement these directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.” Board Meetings and Committees; Annual Meeting Attendance Our Board held a total of twenty meetings during the fiscal year ended December 31, 2023. All current directors that served during fiscal year 2023 attended at least 75% of the aggregate number of meetings of the Board and of the committees during their tenure and on which such directors served. The Company does not have a policy regarding attendance by the directors at the Company’s annual meetings of stockholders. The Company generally encourages, but does not require, directors to attend the Company’s annual meetings of stockholders. All but one of the then-serving directors were present virtually at the last annual meeting of stockholders commenced on May 25, 2023 and reconvened on June 22, 2023. Compensation Committee Our Board has a standing Compensation Committee (the “Compensation Committee”), currently consisting of Mr. Socolof, as chair, Ms. Cheng and Mr. Parker. Each of the members of the Compensation Committee is an Independent Director and is also independent under the Nasdaq Marketplace Rules for compensation committee membership. The Compensation Committee held three meetings in 2022. The Board has approved a charter for the Compensation Committee. A copy of this charter can be found on the Company’s website at http://investors.energyfocus.com/corporate-governance. The Compensation Committee’s primary functions are to: • receive proposals from management and review and recommend to the Board the corporate goals and objectives relevant to compensation of the Chief Executive Officer, evaluate his or her performance in light of such goals and objectives, and recommend to the Board for approval his or her compensation level based on this evaluation; • develop and recommend to the Board compensation arrangements for other executive officers of the Company; • review and recommend to the Board incentive compensation plans and equity-based plans, and administer such plans; • review and recommend to the Board all other employee benefit plans for the Company; and • review and make recommendations to the Board regarding compensation of the Board. The authority of the Compensation Committee may be delegated to a subcommittee of the Compensation Committee, consisting of one or more directors. Further, the Compensation Committee may delegate certain equity award grant authority and responsibilities (including ministerial duties) under the Company’s equity plan to certain other committees of the Board or to authorized officers of the Company, subject to applicable law. The Chief Executive Officer may provide recommendations regarding compensation of other executive officers. The Compensation Committee is empowered to retain consultants for advice on compensation matters. For more information about the Company’s executive

11 and director compensation programs, see the “Executive Compensation and Other Information” and “Director Compensation” sections of this Proxy Statement. Compensation Committee Interlocks and Insider Participation No director currently serving on the Compensation Committee is or has been an officer or employee of the Company or any of the Company’s subsidiaries. No interlocking relationships exist between our Board or Compensation Committee and the board or compensation committee of any other entity, nor has any interlocking relationship existed in the past. Audit and Finance Committee The Audit and Finance Committee of the Board (“the Audit and Finance Committee”) acts as the standing audit committee of our Board and currently consists of Mr. Tsai, as chair, Mr. Lee, Mr. Chang, Mrs. Huang. The Audit and Finance Committee held four meetings in 2024. Each of the members of the Audit and Finance Committee is an Independent Director and is also independent under the criteria established by the SEC and the Nasdaq Stock Market for audit committee membership. Our Board has determined that Mr. Lee and Mr. Chang each is an “audit committee financial expert,” as defined under the rules of the SEC. Our Board has approved a charter for the Audit and Finance Committee. A copy of this charter can be found on the Company’s website at http://investors.energyfocus.com/corporate-governance. The Audit and Finance Committee’s primary functions are to assist our Board in its oversight of the integrity of the Company’s financial statements and other financial information, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent registered public accounting firm. More specifically, the Audit and Finance Committee: • appoints, compensates, evaluates and, when appropriate, replaces the Company’s independent registered public accounting firm; • reviews and pre-approves audit and permissible non-audit services; • reviews the scope of the annual audit; • monitors the independent registered public accounting firm’s relationship with the Company; • meets with the independent registered public accounting firm and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting processes; and • reviews managements risk management of legal, compliance and major financial risks. Nominating and Corporate Governance Committee The Nominating and Corporate Governance Committee currently consists of Mr. Huang, as chair, Mrs. Huang and Mr. Chang. Each of the members of the Nominating and Corporate Governance Committee is an Independent Director. The Nominating and Corporate Governance Committee held three meetings in 2023. Our Board has approved a charter for the Nominating and Corporate Governance Committee. A copy of this charter can be found on the Company’s website at http://investors.energyfocus.com/corporate-governance. The Nominating and Corporate Governance Committee’s primary functions are to carry out the responsibilities delegated by the Board relating to the Company’s director nominations process and procedures, developing and maintaining the Company’s corporate governance policies, and any related matters required by the Nasdaq Stock Market or federal securities laws. More specifically, the Nominating and Corporate Governance Committee: • determines, makes recommendations, and reviews periodically with the Board, the appropriate number of directors that shall constitute the Board, along with the qualifications required to be a director, the Board’s leadership structure and its committee structure and composition; • conducts searches for and reviews individuals qualified to become members of the Board;

12 • makes recommendations to the Board regarding the selection and approval of the nominees for director to be submitted during the annual meeting of stockholders and identifies and makes recommendations to the Board regarding the selection and approval of candidates to fill vacancies on the Board; • evaluates and makes a recommendation to the Board with respect to the “independence” of directors; • oversees the Company’s corporate governance practices, procedures, corporate governance guidelines and other governing documents, and other governance matters required by the SEC or Nasdaq Stock Market and makes related recommendations to the Board; • oversees the Board’s and committees’ evaluation and charter review process; and • develops and recommends to the Board for approval, after taking into account any input provided by the Compensation Committee, a Chief Executive Officer succession plan. The Nominating and Corporate Governance Committee will consider various candidates for Board membership, including those suggested by other Board members, by any executive search firm engaged by the Nominating and Corporate Governance Committee, and by stockholders. While the Nominating and Corporate Governance Committee does not have minimum qualifications for candidacy, it considers a variety of criteria in assessing potential candidates, including their diversity of personal and professional background, experience, and perspective; personal and professional integrity, ethics and values; experience relevant to the Company’s industry and relevant concerns; practical and mature business judgment, including the ability to make independent analytical inquiries; the ability to commit sufficient time and attention to the activities of the Board; specific experience with accounting, finance, leadership and strategic planning; satisfaction of applicable independence criteria for independent members; and the absence of potential conflicts of interest with the Company’s interests. A stockholder who wishes to suggest a prospective nominee for the Board to consider should notify the Corporate Secretary of the Company or any member of the Nominating and Corporate Governance Committee in writing, with any supporting material the stockholder considers appropriate, at the following address: Energy Focus, Inc., Attention: Corporate Secretary, 32000 Aurora Road, Suite B, Solon, Ohio 44139. Board Leadership Structure and Role in Risk Oversight In 2023, we recommitted to building upon the transformation activities that sought to stabilize and regrow our business. These efforts include the following key developments that occurred during 2023: On June 28, 2023, we accepted the resignation of four members of the Board of Directors (the “Board”): Jennifer Cheng, Brian Lagarto, Jeffery Parker, and Stephen Socolof. Their terms as directors would have otherwise expired at the 2024 annual meeting of Shareholders of the Company. The resignations did not involve any disagreement with the Company. On July 2, 2023, the remaining members of the Board unanimously appointed the following four new members to the Board: Kin-Fu Chen, Shou-Jang Lee, Jason Tien-Chia Tsai, and Chiao Chieh (Jay) Huang, each of the new members of the Board of Directors is an independent director under the corporate governance standards of the Nasdaq. On August 24, 2023, the Board approved the termination of the Company’s chief executive officer and appointed Chiao Chieh (Jay) Huang to serve as the Company’s new chief executive officer. In line with this decision, Mr. Huang will discontinue his role as Chairman of the Board and the Board has appointed Kin-Fu Chen as the Chairman of the Board. When a Chairman is in place, the Lead Director serves as a liaison between the Independent Directors, the Chairman, the Chief Executive Officer and the full Board, consults with and advises the Chairman regarding Board matters, calls and chairs meetings of Independent Directors and chairs meetings of the Board when the Chairman is not present. It is management’s responsibility to manage risk and bring material risks to the attention of the Board. The Board administers its risk oversight role by reviewing strategic, financial and execution risks and exposures associated with the Company’s operations and financial condition; litigation and other matters that may present material risk to our operations, plans, prospects or reputation; acquisitions and divestitures; and senior management succession planning. This oversight role is performed directly and through the committee structure and the committees’ regular reports to our Board. The Audit and Finance Committee reviews risks associated with legal, compliance, cybersecurity and major financial and accounting

13 matters, including financial reporting, accounting, disclosure, internal control over financial reporting and ethics and compliance programs. The Compensation Committee reviews risks related to executive compensation and the design of compensation programs, plans and arrangements (there are no risks that are reasonably likely to have a material adverse effect on the Company). The Nominating and Corporate Governance Committee reviews risks associated with the Company’s corporate governance policies, as well as Nasdaq Stock Market rules and federal securities laws. Stockholder Communications with the Board Stockholders may communicate with our Board through the Corporate Secretary of the Company by writing to the following address: Energy Focus, Inc., Attention: Corporate Secretary, 32000 Aurora Road, Suite B, Solon, Ohio 44139. Any such communication should indicate whether the communication is intended to be directed to our entire Board or to a particular director or directors, and must indicate the number of shares of Company stock beneficially owned by the stockholder. Our Corporate Secretary will forward appropriate communications to our Board and/or the appropriate director(s). Inappropriate communications include correspondence that does not relate to the business or affairs of the Company or the functioning of our Board or its committees, advertisements or other commercial solicitations or communications, and communications that are frivolous, threatening, illegal or otherwise not appropriate for delivery to directors. Employee, Officer and Director Hedging The Company’s Insider Trading Policy prohibits all of our executive officers, directors and other designated employees from engaging in short sales or investing in other kinds of hedging transactions or financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of the Company’s securities. Code of Ethics We have adopted a Code of Ethics and Business Conduct, which applies to all of our directors, officers, and employees. Our Code of Ethics and Business Conduct can be found on our website at www.energyfocus.com. We intend to disclose on our website any amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct that applies to our directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or any persons performing similar functions, and that is required to be publicly disclosed pursuant to the rules of the SEC.

14 PROPOSAL NO. 2: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM RATIFICATION PROPOSAL General Our Board recommends that the stockholders ratify the selection of GBQ Partners LLC (“GBQ”) as the Company’s independent registered public accounting firm to audit our accounts and those of our subsidiaries for the fiscal year ending December 31, 2024. The Audit and Finance Committee approved the selection of GBQ as our independent registered public accounting firm for fiscal year 2024. We engaged GBQ as our independent registered public accounting firm on May 24, 2019. In order to ensure continuing auditor independence, the Audit and Finance Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. The members of the Audit and Finance Committee and the Board believe that the continued retention of GBQ to serve as our independent registered public accounting firm is in the best interests of the Company and its stockholders. We expect that a representative of GBQ will attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders. There is no requirement that the Company submit the selection of its independent registered public accounting firm to its stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires our Audit and Finance Committee to be directly responsible for the appointment, compensation and oversight of the audit work of our independent registered public accounting firm. If our stockholders fail to ratify the selection, the Audit and Finance Committee will reconsider whether to retain GBQ and may retain any firm without re-submitting the matter to our stockholders. Even if the selection is ratified, the Audit and Finance Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Accountant Fees and Services GBQ, an independent member of the BDO Alliance USA, provided audit services to the Company for the fiscal years ended December 31, 2022 and December 31, 2023. The following table presents fees for professional services rendered by GBQ for 2023 and 2022: Year Ended December 31, 2023 2022 Audit Fees $ 185,000 $ 187,827 Audit-Related Fees — — Tax Fees — — All Other Fees — — Total Fees $ 185,000 $ 187,827 Audit Fees. “Audit Fees” include the aggregate fees billed for professional services rendered. Audit Fees for 2023 and 2022, include fees billed by GBQ for professional services rendered in 2023 and 2022, including audit services related to quarterly reviews and audits of consolidated financial statements, and also include services related to reviews in connection with SEC filings and related consents, and other consultations. Because we are a smaller reporting company, for both 2022 and 2022, we were not required to obtain an attestation report with respect to our internal control over financial reporting from our independent registered public accounting firm. Therefore, no fees related to that attestation report were incurred.

15 Pre-Approval Policies and Procedures It is the Company’s policy that all audit and non-audit services to be performed by the Company’s principal auditors be approved in advance by the Audit and Finance Committee. The Audit and Finance Committee pre-approved all services provided by GBQ during 2023 and 2022. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM RATIFICATION PROPOSAL.

16 PROPOSAL NO. 3 PROPOSAL NO.3: APPROVAL OF THE AMENDMENT NO.1 TO THE COMPANY’S AMENDED AND RESTATED 2020 STOCK INCENTIVE PLAN Our Board of Directors, acting upon the recommendation of the Board of Directors’ Nominating and Compensation Committee (the “Compensation Committee”), has approved the Amendment No.1 (the “Amendment”) to the Company’s Amended and Restated 2020 Stock Incentive Plan (the “Plan”) to increase the number of shares of the Common Stock, that are reserved thereunder by 200,000 shares from 92,858 (650,000 shares pre-stock split) shares to 292,858 shares. The Board recommends the Amendment be approved and adopted by the Company’s stockholders and directs that such proposal be submitted at the Annual Meeting. As of the Record Date, we had issued shares of restricted stock or stock options to purchase shares of common stock in an aggregate of approximately shares and approximately 24,481 shares of common stock were available for issuance under the Plan. The Compensation Committee has reviewed the Plan and determined that the Plan requires additional available shares for issuance to provide flexibility with respect to stock-based compensation that the Compensation Committee believes is necessary to establish appropriate long-term incentives to achieve our objectives. Our Board of Directors believes that it is advisable to increase the 92,858 shares limit to 292,858 shares in order to attract and compensate employees, officers, directors and other eligible participants upon whose judgment, initiative and effort we depend. The issuance of award under the Plan to these eligible participants is designed to align the interests of such participants with those of our stockholders. The proposed Amendment to the Plan increases the number of shares of common stock that may be issued as awards under the Plan by 200,000 shares. As amended, the Plan will continue to provide that all of the shares authorized for issuance (including the increased shares) may be granted as incentive stock options as long as other awards pursuant to the Plan and the Plan will also continue to provide for appropriate adjustments in the number of shares in the event of a stock dividend, recapitalization, merger or similar transaction. A copy of the Amendment is attached hereto as Appendix A and is incorporated by reference herein. The summary below is qualified in its entirety by the terms of the Plan, a copy of which is filed as Appendix A to the definitive proxy statement on Schedule 14A filed with the SEC on April 13, 2022. Overview of the Plan The purpose of the Plan is to enhance stockholder value by linking the compensation of directors of the Company and officers, other employees and consultants of the Company and its affiliates to the price of our common stock and/or the achievement of other objectives, and to encourage ownership in our common stock by key personnel whose long-term employment is considered essential to our continued progress and success. The Plan is also intended to continue to assist us in recruiting new directors and employees and to motivate, retain and encourage such directors and employees to act in the stockholders’ interest and share in our success. The Plan is an “omnibus” plan that provides for several different kinds of awards, including stock options, stock appreciation rights (“SARs”), stock awards, restricted stock units (“RSUs”) and other stock-based awards. The Plan generally permits the same types of awards as could be granted under the 2014 Plan. The following summary of the material terms of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix B to this Proxy Statement. Shares Authorized for Issuance under the Plan; Share Counting Procedure A maximum of 292,858 shares are proposed to be available for awards under the Plan. Shares (i) delivered (or withheld upon settlement) under the Plan, in payment of the exercise price of a stock option or in payment of tax withholding obligations with respect to stock options, RSUs or SARS, and (ii) subject to a SAR under the Plan that are not issued in connection with a stock settlement on exercise of the SAR, will not be added back to the total shares available under the Plan. Similarly, shares reacquired by us using cash proceeds from the exercise of stock options under the Plan will not be added back to the total shares available under the Plan. The limitation described above with respect to shares delivered or withheld in payment of tax withholding obligations does not apply to shares underlying awards other than stock options and SARs.

The maximum number of shares underlying incentive stock options (within the meaning of Section 422 of the Internal Revenue of 1986, as amended (the "Code") that may be granted under the 2020 Plan is 292,858.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE ***FOR*** THE APPROVAL OF AMENDMENT NO.1 TO ENERGY FOCUS, INC'S AMENDED AND RESTATED 2020 STOCK INCENTIVE PLAN.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

2023 Summary Compensation Table

During 2023, there was significant transition in executive leadership for the Company. On August 25, 2023, the Board appointed the Company's Lead Independent Director, Jay (Chiao Chieh) Huang, to serve as permanent Chief Executive Officer, replacing Lesley A. Matt, the former Chief Executive Officer of the Company. On July 31, 2023, the Company appointed Mr. Randy Gianas to serve as Senior Vice President, replacing Gregory S Galluccio, the former Senior Vice President of the Company.

The following table sets forth information about the compensation of Ms. Matt, our former Chief Executive Officer, (who served as our principal executive officer until August 24, 2023), Mr. Warren, our former Senior Vice President ,General Counsel and Corporate Secretary (who served as our principal financial officer until July 31, 2023), Mr. Galluccio, our former Senior Vice President, Product Management and Engineering (who served as our named executive officer until April 30, 2023) , Mr. Huang, our Chief Executive Officer, and Mr. Randy , our Senior Vice President.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Lesley A. Matt (5)	2023	179,028	—		0	0	0	
Former Chief Executive Officer	2022	70,000		93,125	0	0	0	163,125
James R. Warren	2023	147,149	—	—		—	—	
Former Senior Vice President, General Counsel and Corporate Secretary	2022	234,038	—	—	17,489	—	—	251,527
Gregory S. Galluccio (8)	2023	3,964			0	0	0	
Former Senior Vice President, Product Management and Engineering	2022	166,961	—	17,489	0	0	0	184,450
Jay (Chiao Chieh) Huang	2023	3	—	—		—	—	
Chief Executive Officer								251,527
Randy Gianas	2023	149,999	—		0	0	0	
Senior Vice President								

17

18 1. Effective August 24, 2023, Ms. Matt ceased serving as our Chief Executive Officer, and her employment with the Company ended August 24, 2023. 2. Effective July 31, 2023, Mr. Warren ceased serving as our Senior Vice President, General Counsel and Corporate Secretary and his employment with the Company ended. 3. Effective April 30, 2023, Mr. Galluccio ceased serving as our Senior Vice President, Product Management and Engineering and his employment with the Company ended.

19 Narrative Disclosure to 2024 Summary Compensation Table The Compensation Committee generally has the responsibility of administering our executive compensation program or making recommendations to the full Board with respect to such program. The Compensation Committee reviews and, as appropriate, makes recommendations to the full Board regarding the base salaries and annual cash incentives for executive officers, and administers our stock incentive plans, including grants of stock options and RSUs. Compensation Philosophy and Objectives Our principal executive compensation philosophy is to provide a compensation program that will attract, motivate and retain persons of high quality and provide incentives that align the interests of our management employees with those of our stockholders. In administering the executive compensation program, the Compensation Committee is mindful of the following principles and guidelines, which are supported by the full Board: • Base salaries for executive officers should be competitive; • A sufficient portion of annual compensation should be at risk in order to align the interests of executives with those of our stockholders; • The variable part of annual compensation should reflect both individual and corporate performance; and • As a person’s level of responsibility increases, a greater portion of total compensation should be at risk and include more stock-based compensation to provide executives long-term incentives and help to align further the interests of executives and stockholders in the enhancement of stockholder value. Executive officer compensation has three primary components: base salary, incentives granted under our cash incentive plan, and stock-based awards granted pursuant to the 2020 Plan. In addition, executive officers may receive certain perquisites and personal benefits, plus benefits that are generally available to all salaried employees. We do not have any defined benefit pension plans, non-qualified deferred compensation arrangements, or supplemental retirement plans for our executive officers. For each Named Executive Officer’s compensation for 2023, the Compensation Committee reviewed the proposed level for each compensation component based on various factors, including at a very general level the median level for the position reflected in the 2022 survey information and other competitive market factors, internal equity and consistency considerations, and an emphasis on pay for performance. 2023 Base Salaries The Compensation Committee seeks to establish executive officer base salary levels that are competitive compared to our general sense of median salary amounts paid to comparable executives in the market. The Compensation Committee also takes into account a number of largely subjective factors, including changes in an individual’s duties and responsibilities, the personal performance of such executive officer during the prior year, the performance of the Company during the prior year, cost-of-living increases, and such other factors as the Compensation Committee deems appropriate, including the individual’s overall mix between fixed and variable compensation and between cash and stock-based compensation. Regarding the Named Executive Officers’ annual base salary rates: Mrs. Matt’s salary increased from $70,000 to $179,028 in 2023 prior and she resigned on Augst 24,2023 ; Mr. Huang’s rate was unchanged in 2023 prior ; Mr. Giannas’s rate was unchanged in 2023 prior; Mr. Warren’s rate decreased from $234,038 to $147,149 in 2023 prior and he resigned on July 31,2024; and Mr. Galluccio’s rate increased from $180,000 to $185,000 on February 11, 2022 and was reduced to $92,500 on October 31, 2022 in connection with a reduction in hours, prior to Mr. Galluccio being furloughed beginning November 30, 2022. Mr. Galluccio’s salary decreased from 166,961 to 3,964 in 2023 prior and he resigned on April 30,2023

20 2023 Cash Incentive Program Awards In 2019, an Executive Bonus Plan (the “Bonus Plan”) was established, based on the Compensation Committee’s recommendation to our Board, for executive management under which the Named Executive Officers would be eligible for annual cash incentive payments. For 2023, our Board set the potential payments for each Named Executive Officer at the following percentages of such executive’s 2023 base salary, with the final amounts payable, as determined by our Board based upon the 2023 financial results with respect to the metrics and percentages described below: Incentive Payment as a % of Base Salary Minimum Target Maximum Chief Executive Officer 0% 50% 85% Chief Operating Officer and Chief Financial Officer 0% 40% 68% Senior Vice President, General Counsel and Corporate Secretary 0% 30% 51% Senior Vice President, Product Management and Engineering 0% 30% 51% Subject to the terms of the Bonus Plan, earning the 2023 annual incentive depended 70% on Company performance and 30% on the Compensation Committee’s subjective evaluation of individual performance. Our Board or the Compensation Committee could, in its sole discretion, adjust amounts payable to any participant downward or upward to reflect such considerations as it may in its sole discretion deem to be appropriate. The Company performance metrics selected for the Company performance portion of the 2023 annual incentive by the Compensation Committee were revenue and earnings before interest, taxes, depreciation and amortization (or EBITDA). The pre-established threshold, target and maximum goals for the revenue metric were $7.9 million, $6.32 million and $9.48 million, respectively, and the pre-established threshold, target and maximum goals for the EBITDA metric were a loss of $3.67 million, a loss of $3.7 million and a loss of $1.56 million, respectively. Final Company performance for each metric fell below the minimum performance levels based on actual performance (actual performance of $5.72 million for the revenue metric and a loss of $3.9 million for the EBITDA metric), resulting in no payout for that portion of the 2022 annual incentive. Individual performance assessments for each Named Executive Officer are subjectively evaluated by the Compensation Committee against pre-established, individualized objectives (covering categories such as business development, product innovation, organizational development, cost management, and other strategic initiative activities). Based on Company performance combined with the Named Executive Officer’s individual performance assessments, the Compensation Committee approved the following 2023 annual incentive payouts: $0 for the Chief Executive Officer (0.0% achievement); $0 for the Senior Vice President and General Counsel (0.0% achievement); and $0 for the Senior Vice President, Product Management and Engineering (0.0% achievement). This total of $0 was paid to the Named Executive Officers in April 2024. Discretionary Bonuses The Compensation Committee may from time to time award a discretionary cash bonus to one or more named executive officers, in amounts and based on factors determined by the Compensation Committee. The bonus awards may be based on a named executive officer’s individual performance or on the overall success of the Company, or both, or other factors. There were no discretionary bonuses awarded to the named executive officers with respect to 2023.

21 2023 Option Awards The Compensation Committee believes that equity ownership provides significant motivation to executive officers to maximize value for the Company’s stockholders. As a result, the Compensation Committee periodically grants time-based stock options and/or time-based RSUs under the 2020 Plan, including to the Named Executive Officers. The 2020 Plan was approved by the stockholders at our annual meeting on September 17, 2020, and was amended and restated by out stockholders at our annual meeting on June 22, 2023. The 2020 Plan, as amended, allowed for awards up to 650,000 shares of common stock. At December 31, 2022, 480,741 shares remain available to grant under the 2020 Plan. [Please note that all common stock amounts and exercise prices relating to the common stock referenced in our compensation disclosure have been adjusted to reflect the one-for-five reverse stock split of our common stock, which became effective on June 11, 2020. The Compensation Committee grants, or recommends to the Board to grant, options and/or RSUs to executive officers, typically after consideration of recommendations from the Chief Executive Officer. Recommendations for equity awards are generally based upon the relative position, responsibilities, and previous and expected contributions of each officer, previous equity award grants to such officers and customary levels of equity award grants for the respective position at other companies. The exercise price for stock options is equal to the fair market value of our common stock on the grant date. Stock options generally vest over a four-year period, with 25% of the award vesting one year from the date of grant and the remaining 75% of the award vesting equally on a monthly basis over the remaining 36 months. Options generally expire 10 years from the date of grant. RSUs, if granted, generally vest over a four-year period, with 25% of the award vesting on each anniversary of the grant date. Under the 2020 Plan, upon a “Change of Control” (as defined in the plan) all outstanding and unvested RSUs become fully vested if not assumed, or substituted with a new award, by the successor to the Company in the Change of Control. If such awards are assumed or substituted by the successor to the Company in the Change of Control, then the outstanding an unvested RSUs become fully vested only if the RSU holder’s employment is involuntarily terminated (other than a termination for cause) within two years following the Change of Control. For stock options granted under the 2020 Plan, upon a Change in Control, the options become fully vested and exercisable. If an option holder’s employment is terminated within two years after a Change of Control for any reason other than death, retirement, disability or termination for cause, each outstanding stock option that is vested following such termination will remain exercisable until the earlier of the third anniversary of termination or the expiration of the term of the stock option. In addition, in the event of termination due to death or disability, RSUs and option awards vest in full. In February 2022, based on the process described above, Mr. Nestor was awarded 20,000 stock options, Mr. Warren, was awarded 15,000 stock options, and Mr. Galluccio, was awarded 15,000 stock options. These options were granted with an exercise price of $1.48 per share. Mr. Nestor’s 2022 option award, however, was forfeited upon his separation from the Company on May 20, 2023. For Messrs. Warren and Galluccio, one-fourth of these options vested on February 11, 2023, with the remaining three-fourths vesting in equal monthly installments thereafter over a three-year period. In September 2022, the Company granted Ms. Matt an initial stock option award to purchase 150,000 shares of the Company’s common stock. One-fourth of these options will vest on September 12, 2023, with the remaining three-fourths vesting in equal monthly installments thereafter over a three-year period. In April 2023, the Company granted Mr. Giannis an initial stock option award to purchase 1,428 shares of the Company’s common stock. One-fourth of these options will vest on April 28, 2024, with the remaining three-fourths vesting in equal monthly installments thereafter over a three-year period.

22 2023 Departure, Termination or Change in Control Benefits Except as set forth below, during 2023, we were not a party to any severance or change in control agreements with any of the Named Executive Officers. We also had no plans, contracts or arrangements (other than those regarding our equity incentive awards described above) during 2023 that provide for payments or benefits to the named executive officers for any departure or termination event, such as death, disability, or termination without cause. In connection with Mr. Tu’s separation from the Company on February 11, 2022, we entered into a Separation Agreement and Release with Mr. Tu, pursuant to which agreement Mr. Tu agreed to step down as an officer, employee and a member of our Board. This agreement provides for the continued payment of $139,000 of Mr. Tu’s salary (subject to applicable tax withholding) for a period of six months following February 11, 2022, six months of continued health and welfare benefits, and up to $8,000 in separation-related legal fees and outplacement services. In exchange for these payments and benefits, Mr. Tu executed a release of claims in favor of the Company, and is subject to customary perpetual confidentiality, six-month non-disparagement, one-year non-solicitation and one-year non-competition covenants. The agreement also provided for certain standstill and voting agreements between us and Mr. Tu. Mr. Tu’s vested but unexercised stock options remained exercisable for the greater of the exercise period provided for under the stock option awards and one year from his separation date. In connection with Mr. Nestor’s separation from the Company on May 20, 2022, we entered into a Separation Agreement and Release with Mr. Nestor. Mr. Nestor received $12,500 (subject to applicable tax withholding), reimbursement for up to three months of continued medical benefits, relocation assistance to vacate and terminate his corporate apartment arrangement, and up to $2,500 in separation-related legal fees. Mr. Nestor’s vested equity awards at the time of separation are exercisable through May 31, 2023 or such longer period as provided under the applicable award agreement, his existing confidentiality, non-competition and non-solicitation agreement remains in place, and Mr. Nestor agreed to a customary release of the Company. Employment Agreements with Named Executive Officers We do not have employment agreements with any of our named executive officers. Jay (Chiao-Chieh) Huang, CEO of Energy Focus, Inc. has signed an employment agreement with Energy Focus, Inc. with a start date of August 25, 2023. The annualized base salary is $1.00. 2023 Savings Plan and Other Benefits We have established a tax qualified 401(k) plan for our employees, including the named executive officers. The Company does not contribute to this plan. Our named executive officers are eligible to participate in the same medical, life and disability insurance programs and other welfare plans as the rest of our employees, plus our Employee Stock Purchase Plan, including on substantially similar terms. Previously, certain of our named executive officers received Company-paid contributions for life insurance and supplemental disability policy, as described in the 2023 Summary Compensation Table above. Outstanding Equity Awards at 2023 Fiscal Year-End The following table sets forth information with respect to equity awards outstanding for our named executive officers as of December 31, 2023:

Name	Award Grant Date		Option Awards: Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable		Option Exercise Price ($)	Option Expiration Date	Stock Awards: Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Lesley A. Matt	04/28/2023		—	40,000		$0.434	4/28/2033	—	—
	9/12/2022		—	150,000	(1	$0.75	9/12/2032	—	—
James Warren	31/12/2023		—	—		—	—	—	—
	2/11/2022		—	15,000	(1	$1.48	2/11/2032	—	—
	2/19/2021		5,500	6,500	(1	$5.59	2/19/2031	—	—
	9/28/2020		5,000	5,000	(2	$7.14	9/28/2030	—	—
	9/28/2020	(3	—	—		—	—	1,600	512
Jay Huang	31/12/2023		—	—		—	—	—	—
Randy Gianas	04/28/2023		—	1,428		$3.04	4/28/2033	—	—

(1) One-fourth of the originally granted options vests on the first anniversary of the grant date, and the remainder vests in equal monthly installments thereafter over a three-year period.

(2) One-fourth of the originally granted options vests on the first anniversary of the grant date, with the remaining three-fourths vesting in equal annual installments thereafter over a three-year period.

(3) One fourth of the originally granted RSUs vests on the first anniversary of the grant date, with the remaining three-fourths vesting in equal annual installments thereafter over a three-year period. The market value for these shares is reported based on the closing price of the Company's stock on December 31, 2023 of $1.51 per share.

23

24 DIRECTOR COMPENSATION We use a combination of cash and to attract and retain qualified candidates to serve on our Board. In setting director compensation, our Board considers the significant amount of time that directors expend in fulfilling their duties and the skill level required, and more generally the compensation of Board members at comparable companies. Our Board approved the following annual cash and stock-based compensation for non-employee directors in 2023: Annual Cash Director Retainer $ 4,000 $12/CEO Additional Annual Cash Retainers: Chairman / Lead Independent Director $ 5,000 Audit and Finance Committee Chair $ 20,000 Audit and Finance Committee Member $ 8,000 Compensation Committee Chair $ 8,000 Compensation Committee Member $ 4,000 Nominating and Corporate Governance Committee Chair $ 6,200 Nominating and Corporate Governance Committee Member $ 4,000 (1) Mr. Huang has served as the company's Chief Executive Officer since August 25, 2023, and voluntarily accepts an annual salary of $12 due to the company's losses. The following table summarizes the total compensation paid to non-employee directors for the year ended December 31, 2023. 2023 Director Compensation Name Fees Earned or Paid in Stock Awards ($)(1) Total ($) Cash ($) Mr. Kin-Fu Chen 9,000 9,000 Ms. Gina Huang 20,000 20,000 Mr. Wen-Jeng Chang 24,000 24,000 Mr. Chao-Jen Huang 10,200 10,200 Mr. Shou-Jang Lee 12,000 12,000 Mr. Jason Tsai 24,000 24,000 K.R. “Kaj” den Daas 33,933 33,933 Mr. Jay Huang 12 12

25 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS: The Audit and Finance Committee is responsible to review, approve and oversee any transaction between the Company and any related person and other potential conflict of interest situations on an ongoing basis, in accordance with Company policies and procedures. On November 30, 2018, each of Gina Huang, Brilliant Start, Jag, Jiangang Luo, Cleantech Global Ltd., James Tu, Global Fund, Yeh-Mei Hui Cheng, Communal International, Ltd., and 5 Elements Energy Efficiency Limited (collectively, the “Former Schedule 13D Parties”) filed a Schedule 13D with the SEC, indicating that they may have been deemed to be a “group” under Section 13(d)(3) of the Exchange Act and Rule 13d-5 promulgated thereunder, and that such group beneficially owned 17.6% of our common stock. The Schedule 13D was amended on February 26, 2019 and April 3, 2019. A description of the relationships between certain of the Former Schedule 13D Parties is set forth below: • Jay Huang (“Mr. Huang”), who: ◦ is now a member of our Board and CEO; ◦ is the Chairperson of Sander Electronic CO., LTD ; ◦ has voting and dispositive power over the common stock beneficially owned by Sander Electronic CO., LTD. ; ◦ Energy Focus has purchased $2,629,939 of products including components from Sander in the period 2023. The terms of all transactions with Sander are fair and reasonable to Energy Focus and also in line with Energy Focus' business interests. • Gina Huang (“Ms. Huang”), who: ◦ is now a member of our Board; ◦ is the Chairperson of Brilliant Start and the sole owner of Jag International, Ltd. (“Jag”); ◦ has voting and dispositive power over the common stock beneficially owned by Brilliant Start and Jag; and ◦ is the mother of Sophia Shee, an employee of the Company; As of April 13, 2024, Ms. Shee’s compensation as an employee of the Company totaled 186,269 from January 1, 2022 through March 15, 2024 when she was resigned. • Jiangang Luo (“Mr. Luo”), who is the Managing Partner of Cleantech Global Ltd. (“Cleantech”), and a former member of our Board; • James Tu (“Mr. Tu”), the Company’s former Chairman and Chief Executive Officer and former member of our Board, also previously served as Chairman, Chief Executive Officer and President of the Company and a member of our Board from December 18, 2012 until his resignation from such positions on February 19, 2017: ◦ has voting and dispositive power over the common stock held by 5 Elements Global Fund L.P.; ◦ is a Co-Founder and 50% owner of Communal International, Ltd. (“Communal”), which has 50% ownership interest in Energy Efficiency (defined below); • Yeh-Mei Hui Cheng (“Ms. Cheng”), who: ◦ is the general partner and controlling partner of Energy Efficiency (defined below); ◦ owns 50% of Energy Efficiency; ◦ is Co-Founder and 50% owner of Communal, which owns the other 50% of Energy Efficiency; ◦ is the mother of Jennifer Cheng, a former member of our Board; and • Communal, which holds 50% ownership interest in 5 Elements Energy Efficiency Limited (“Energy Efficiency”); and • Energy Efficiency, which is owned 50% by Ms. Cheng and 50% by Communal.

26 On January 30, 2020, the Former Schedule 13D Parties filed an amendment to their Schedule 13D, which among other things, reported that the “group” that may have been formed by the Former Schedule 13D parties was no longer a group. That amendment did note, however, that Ms. Huang, Jag, Brilliant Start, James Tu, Global Fund and Fusion Park (collectively, the “Schedule 13D Parties”) may be deemed to be a “group” (as such term is defined in as defined in Section 13(d)(3) of the Exchange Act and Rule 13d-5(b) promulgated thereunder). On January 24, 2020, our Board unanimously approved the appointment of Gina Huang (Mei Yun Huang) as a director of the Company. DELINQUENT SECTION 16(a) REPORTS Section 16(a) of the Exchange Act requires our officers, directors, and persons owning more than 10% of a registered class of our equity securities, who collectively we generally refer to as insiders, to file certain reports regarding ownership of, and transactions in, our securities with the SEC. Such insiders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of such reports filed with the SEC and written representations from the reporting persons, we believe that all of our insiders filed the required reports on a timely basis under Section 16(a) for fiscal year 2023. Mr. Gianas did not timely file Form 4 after being granted 204 (pre-reverse stock split, 1,428 shares) stock option on April 28, 2023. However, the Form 4 corresponding to the transaction was subsequently filed on May 28, 2023.

27 AUDIT COMMITTEE REPORT The Audit and Finance Committee has reviewed and discussed with the Company’s management and GBQ the audited consolidated financial statements contained in our Annual Report on Form 10-K for the 2023 fiscal year. The Audit and Finance Committee has also discussed with GBQ the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit and Finance Committee has received and reviewed the written disclosures and the letter from GBQ required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence, and has discussed with GBQ its independence from Energy Focus. Based on the review and discussions referred to above, the Audit and Finance Committee recommended to our Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for its 2023 fiscal year for filing with the SEC. Submitted by the Audit and Finance Committee Tien-Chia Tsai, (Chair) Gina Huang Shou Jang Lee Wen Jeng Chang The foregoing Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the foregoing Audit Committee Report shall not be incorporated by reference into any such filings. STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING A stockholder who wishes to have a proposal included in our proxy statement for the 2025 Annual Meeting of Stockholders must submit the proposal in writing to the Corporate Secretary of the Company at our principal executive offices at 32000 Aurora Road, Suite B, Solon, Ohio 44139, for receipt no later than January 12, 2025 pursuant to Rule 14a- 8(e) under the Exchange Act, assuming that the date of the 2025 Annual Meeting will occur within 30 days of the anniversary of the 2024 Annual Meeting. A stockholder who wishes to present a proposal at the 2025 Annual Meeting without having it appear in the proxy statement must submit notice of the proposal in writing to our Corporate Secretary no earlier than the close of business on February 15, 2025 and no later than the close of business on March 16, 2025, assuming that the date of the 2025 Annual Meeting will occur within 30 days of the anniversary of the 2023 Annual Meeting, and otherwise comply with all requirements of our Bylaws with respect thereto. If the date of the 2025 Annual Meeting is more than 30 days before or after the anniversary of the 2024 Annual Meeting, then the foregoing deadlines will change and be determined in accordance with the Rule 14a-8 under the Exchange Act (for proposals to be included in the Company’s proxy statement) or the Company’s Bylaws (for all other proposals). In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees for election at the 2025 Annual Meeting other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company’s Corporate Secretary at the Company’s principal executive offices no later than April 15, 2025, the date that is 60 calendar days prior to the first anniversary of the 2024 Annual Meeting. If the date of the 2025 Annual Meeting is changed by more than 30 calendar days from the first anniversary of the 2024 Annual Meeting, then any

28 such notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made. HOUSEHOLDING INFORMATION Some banks, brokers and other nominees are participating in the practice of “householding” proxy statements and annual reports. This means that beneficial holders of our common stock who share the same address or household may not receive separate copies of this Proxy Statement and our 2023 Annual Report on Form 10-K (the “2023 Form 10-K”). If you and other stockholders of record with whom you share an address currently receive multiple sets of proxy statements and annual reports, and you would like to receive only a single copy of each in the future, or if you and other stockholders of record with whom you share an address currently receive a single copy of proxy statements and annual reports, and you would like to receive a separate copy of each in the future, please send your name, the name of your brokerage firm, and your account number to Broadridge, c/o Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call 800- 542-1061. If you hold your shares in street name (that is, through a bank, brokerage account or other record holder), please contact your bank, broker or the other record holder to request information about householding. OTHER MATTERS As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Annual Meeting other than the election of directors, the ratification of the independent accounting firm and the adoption of the Amendment to the Plan. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies. It is important that the proxies be returned promptly and that your shares be represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope. ANNUAL REPORT ON FORM 10-K Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 may be obtained, without charge, by writing to the Company at 32000 Aurora Road, Suite B, Solon, Ohio 44139, Attention: Investor Relations or by accessing the report on our website at http://www.energyfocus.com. Energy Focus, Inc. 32000 Aurora Road, Suite B Solon, Ohio 44139 Dated: April 28, 2024

A-1 APPENDIX A AMENDMENT NO.1 TO ENERGY FOCUS, INC. AMENDED AND RESTATED 2020 STOCK INCENTIVE PLAN Energy Focus, Inc. (hereinafter called the "Company") previously approved and adopted the Amended and Restated 2010 Equity Incentive Plan (the "Plan") and Amendment No. 1 to encourage the Plan's participants to acquire and hold stock in the Company as an added incentive to remain with the Company and increase their efforts in promoting the interests of the Company, and to enable the Company to attract and retain capable individuals. By this Amendment the Company desires to amend the Plan to increase the number of shares available under the Plan. 1. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Plan 2. The effective date of this Amendment to the Plan shall be September 17, 2020. upon the shareholders approval3. Section 1 3 l of the Plan is amended and restated in its entirety as follows 3. Stock Subject to the Plan. (a) Stock Subject to the Plan. Subject to the provisions of Section 15(a) and the share counting rules of the Plan, the maximum aggregate number of Shares which may be subject to Awards granted under the Plan is 850,000 Shares (consisting of 350,000 Shares that were approved by the Company’s stockholders in 2020 and 300,000 Shares to be approved by the Company’s stockholders in 2022). The Shares issued under the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares. As of September 17, 2020, no further awards will be made under the Energy Focus, Inc. 2014 Stock Incentive Plan, as amended (the “Prior Plan”). 4. This Amendment shall amend only the provisions of the Plan as set forth herein. Those provisions of the Plan not expressly amended hereby shall be considered in full force and effect. IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized representative on this 9*dayofDecember.2021. ENERGY FOCUS, INC. By: _________________________ Jay Huang Chief Executive Officer

SCAN TO
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ENERGY FOCUS, INC.
C/O BROADRIDGE CORPORATE ISSUER
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 11, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EFOI2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 11, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V50789-P10173 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ENERGY FOCUS, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ALL OF THE FOLLOWING:

	For All	Withhold All	For All Except
1. To elect seven directors, each to serve until Annual Meeting of Shareholders until the next annual meeting or until their successors are elected and appointed.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Kin-Fu Chen
02) Jay (Chiao-Chieh) Huang
03) Gina (Mei-Yun) Huang
04) Wen-Jeng Chang
05) Shou-Jang Lee
06) Chao-Jen Huang
07) Wen-Cheng Chen

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 2 AND 3:

	For	Against	Abstain
2. To ratify the appointment of GBQ Partners LLC as the Company's independent registered public accounting firm for the year ending December 31, 2024.	☐	☐	☐
3. To approve the Amendment No.1 to the Company's Amended and Restated 2020 Stock Incentive Plan, to increase shares thereunder by 200,000 shares of common stock.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY, JUNE 12, 2024 AT 9:00 AM, EASTERN TIME Access to this year's virtual Annual Meeting of Shareholders will be available at www.virtualshareholdermeeting.com/EFOI2024. A replay of the meeting will be available for 1 year. V50790-P10173 ENERGY FOCUS, INC. Annual Meeting of Shareholders June 12, 2024, 9:00 AM, Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Jay Huang and Randy Gianas, or any of them, proxies and attorneys-in-fact, with full power to designate a substitute representative, to represent the undersigned and to vote all of the shares of capital stock of Energy Focus, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held via live webcast only at www.virtualshareholdermeeting.com/EFOI2024, at 9:00 AM, Eastern Time, on June 12, 2024, and at any adjournment or postponement thereof, as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement for the Company's 2024 Annual Meeting of Shareholders, receipt of which is hereby acknowledged. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Continued and to be signed on reverse side